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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)

                                 August 13, 2009

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                                   DEVRY INC.
             (Exact name of registrant as specified in its charter)

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        Delaware                     1-13988                    36-3150143
(State of incorporation)     (Commission File Number)          (IRS Employer
                                                            Identification No.)

             One Tower Lane, Suite 1000
             Oakbrook Terrace, Illinois                            60181
      (Address of principal executive offices)                  (Zip Code)

                                 (630) 571-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01             Other Events.

         DeVry Inc. recently renamed and repositioned some of its segments to reflect the current alignment of its operations. Also, a new segment called "Other Educational Services," has been added. The four reporting segments are now as follows:

     |X| Business, Technology and Management (undergraduate and graduate at
         DeVry University, including Keller Graduate School of Management) |X| Medical and Healthcare (Chamberlain College of Nursing, Ross
         University, and U.S. Education, including Apollo College and Western Career College)
     |X| Professional Education (Becker Professional Education)
     |X| Other Educational Services (Advanced Academics and Fanor)

         These segments are consistent with the method by which management evaluates performance and allocates resources. Such decisions are based, in part, on each segment's operating income, which is defined as income before interest income and expense, amortization, minority interest and income taxes.

         The segments described above have changed from those previously reported by DeVry. The recently acquired business operations of Fanor do not operationally align with any of DeVry's previously existing businesses due to its foreign operating and regulatory environment. The evaluation of the performance of this business and how resources are to be allocated is distinct from that of the other DeVry businesses. The decision to realign Advanced Academics' operations from the former DeVry University segment is based on the expected growth of this business and how decisions on resource allocation are also now distinct from those of the Business, Technology and Management segment operations. Since neither business (Fanor and Advanced Academics) is significant enough to be reported as an individual segment, they are aggregated in the newly created Other Educational Services segment.

         Included as Exhibit 99.1 to this Form 8-K are historical quarterly Revenue and Operating Income before Minority Interest and Income Taxes amounts by the renamed and repositioned segments for fiscal years 2009 and 2008.

Forward Looking Statements
         Certain statements contained in this Form 8-K and related press release, including those that affect DeVry's expectations or plans, may constitute forward-looking statements subject to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as DeVry Inc. or its management "anticipates," "believes," "estimates," "expects," "forecasts," "foresees," "intends," "plans" or other words or phrases of similar import.

         Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause DeVry's actual results to differ materially from those projected or implied by these forward-looking statements. Additional information regarding factors that could cause results to differ can be found in DeVry's Annual Report on Form 10-K for the fiscal year ended June 30, 2008.

         These forward-looking statements are based on information as of August 13, 2009, and DeVry assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.


Item 9.01         Financial Statements and Exhibits


99.1 Fiscal 2009 and 2008, historical quarterly Revenue and Operating Income before Minority Interest and Income Taxes by renamed and repositioned segment

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DEVRY INC.
                                    (Registrant)

Date: August 13, 2009               By:  /s/ Richard M. Gunst
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                                         Richard M. Gunst
                                         Senior Vice President, Chief Financial
                                         Officer and Treasurer


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                                  EXHIBIT INDEX



Exhibit Number    Description
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99.1              Fiscal 2009 and 2008, historical quarterly Revenue and
                  Operating Income before Minority Interest and Income Taxes by renamed and repositioned segment